UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 June 27, 2005

                          Pre-Paid Legal Services, Inc.
             (Exact name of registrant as specified in its charter)

         Oklahoma                         1-9293                 73-1016728
(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation)                  File Number)          Identification No.)

                  One Pre-Paid Way
                   Ada, Oklahoma                                    74820
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (580) 436-1234


         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.03      Material Modification to Rights of Security Holders.

     On June 27, 2005, Pre-Paid Legal Services, Inc. (the "Company") filed an Amended and Restated Certificate of Incorporation to reflect the repeal of an eighty percent (80%) shareholder approval requirement over certain business combinations by the Company's shareholders at the Company's 2005 annual meeting of shareholders. The Amended and Restated Certificate of Incorporation is filed as an exhibit to this report. A more detailed description of the effects of the repeal of this approval requirement on the Company and its shareholders is described in the Company's proxy statement relating to the 2005 annual meeting of shareholders, which is filed as an exhibit to this report.

Item 9.01      Financial Statements and Exhibits.

         The following Exhibits are filed as a part of this report:

     3.1 Amended and Restated Certificate of Incorporation filed with the Oklahoma Secretary of State on June 27, 2005.

     99.1 Pre-Paid Legal Services, Inc. Proxy Statement for 2005 Annual Meeting of Shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          PRE-PAID LEGAL SERVICES, INC.



Date:  June 27, 2005       By: /s/ Randy Harp
                               -------------------------------------------------
                               Randy Harp, Chief Operating Officer

                                INDEX TO EXHIBITS

3.1 Amended and Restated Certificate of Incorporation filed with the Oklahoma Secretary of State on June 27, 2005.

99.1 Pre-Paid Legal Services, Inc. Proxy Statement for 2005 Annual Meeting of Shareholders (incorporated by reference to the Definitive Proxy Statement of Pre-Paid Legal Services, Inc. on Schedule 14A, as filed with the Securities and Exchange Commission on April 4, 2005).

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          PRE-PAID LEGAL SERVICES, INC.

The  undersigned  officers  of  Pre-Paid  Legal  Services,   Inc.,  an  Oklahoma
corporation (the "Corporation"), hereby certify as follows:

1. The Articles of Incorporation of the Corporation were originally filed with the Secretary of State of the State of Oklahoma on January 20, 1976, and were amended from time to time thereafter.

2. This Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors and shareholders of the Corporation, in accordance with the provisions of Sections 1077 and 1080 of the Oklahoma General
Corporation Act, in order to reflect the repeal of Article EIGHTH of the Corporation's Certificate of Incorporation at the 2005 annual meeting of shareholders of the Corporation.

3. The text of the Corporation's Certificate of Incorporation, as amended, is hereby amended and restated in its entirety by this Amended and Restated Certificate of Incorporation as follows:

     FIRST. The name of the Corporation is PRE-PAID LEGAL SERVICES, INC.

     SECOND. The address of its registered office in the State of Oklahoma is One Pre-Paid Way, in the City of Ada, County of Pontotoc, 74820. The name of its registered agent at such address is Randy Harp.

     THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Oklahoma General Corporation Act.

     FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is 100,900,000 shares, consisting of 400,000 shares of Preferred Stock, par value $1.00 per share, 500,000 shares of Special Preferred Stock, par value $1.00 per share, and 100,000,000 shares of Common Stock, par value $.01 per share.

     The shares of such classes shall have the following express terms:

                                   DIVISION A
                      EXPRESS TERMS OF THE PREFERRED STOCK

     The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of Preferred Stock in series and by filing a certificate pursuant to the applicable law of the State of Oklahoma, to establish from time to time the number of shares to be included in such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof.

     The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(1)  The  number  of  shares   constituting  that  series  and  the  distinctive
     designation of that series;

(2) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(5) Whether or not the shares of that series will be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(8)  Any other relative rights, preferences and limitations of that series.

                                   DIVISION B
                  EXPRESS TERMS OF THE SPECIAL PREFERRED STOCK

     Section 1. The Special Preferred Stock may be issued from time to time in one or more series. Subject to the provisions of Section 2 of this Division, which provisions shall apply to all Special Preferred Stock, the Board of Directors is authorized to provide for the issuance of Special Preferred Stock in series and by filing a certificate pursuant to the applicable law of the State of Oklahoma, to establish from time to time the number of shares to be included in such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof.

     The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(1)  The  number  of  shares   constituting  that  series  and  the  distinctive
     designation of that series;

(2) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(5) Whether or not the shares of that series will be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(8)  Any other relative rights, preferences and limitations of that series.

     Section 2. The Special Preferred Stock shall be on a ranking junior to the Preferred Stock as to payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation. Accordingly, holders of shares of Preferred Stock shall be entitled to receive dividends and distributions in priority to any dividends or distributions to holders of shares of Special Preferred Stock in accordance with the express terms of the Preferred Stock or any series thereof.

                                   DIVISION C
                        EXPRESS TERMS OF THE COMMON STOCK

     The Common Stock shall be subject to the express terms of the Preferred Stock and the Special Preferred Stock in any series thereof. The holders of the Common Stock voting together as one class shall have the sole and exclusive right to elect the directors of the Corporation, subject to any voting rights of any outstanding shares of Preferred Stock or Special Preferred Stock.

     Dividends on the Common Stock may be declared at or for such time and periods as the Board of Directors may from time to time, in its sole discretion, determine out of funds legally available therefor.

     In the event of a voluntary or involuntary winding up, distribution or liquidation of this Corporation, after distribution of any amounts distributable to holders of securities of the Corporation having a preference in liquidation, all funds, assets or property available for distribution shall be ratably paid and distributed among the holders of the issued and outstanding Common Stock.

     FIFTH. The bylaws may be adopted, altered, amended or repealed by the Board of Directors. Election of directors need not be by written ballot unless the bylaws so provide.

     SIXTH.  Whenever a  compromise  or  arrangement  is proposed  between  this
Corporation  and its  creditors,  or any  class  of  them  and/or  between  this
Corporation and its shareholders or any class of them, any court of equitable jurisdiction within the State of Oklahoma, on the application in a summary way of this Corporation or of any creditor or shareholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 1106 of Title 18 of the Oklahoma Statutes (Supp. 1986) or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 1100 of Title 18 of the Oklahoma Statutes (Supp. 1986), may order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this Corporation, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this Corporation, as the case may be, agrees to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, and/or on all the shareholders or class of shareholders, of this Corporation, as the case may be, and also on this Corporation.

     SEVENTH. (1) To the fullest extent that the Oklahoma General Corporation Act as it existed on December 16, 1987 (the original date of filing with the Oklahoma Secretary of State of the Amended and Restated Certificate of Incorporation originally containing this Article SEVENTH) (the "Effective Date"), permits the limitation or elimination of the liability of directors, no director of this Corporation shall be liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article SEVENTH shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or with respect to any acts or omissions of such director occurring prior to the time of such amendment or repeal.

     (2) If the Oklahoma General Corporation Act is amended after the Effective Date to further limit or eliminate liability of this Corporation's directors for breach of fiduciary duty, then a director of this Corporation shall not be liable for any such breach to the fullest extent permitted by the Oklahoma General Corporation Act as so amended. If the Oklahoma General Corporation Act is amended after the Effective Date to increase or expand liability of this Corporation's directors for breach of fiduciary duty, no such amendment shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or with respect to any acts or omissions of such director occurring prior to the time of such amendment or otherwise adversely affect any right or protection of a director of this Corporation existing at the time of such amendment.

     EIGHTH. Repealed.

     NINTH.   Notwithstanding   anything   contained  in  the   Certificate   of
Incorporation or the bylaws of the Corporation to the contrary:

     Section 1. Number, Election and Terms. The Board of Directors of the Corporation shall consist of not less than three nor more than twenty-four members with the exact number to be fixed from time to time by the Board of Directors. Upon the adoption of this Article NINTH, the directors shall be divided into three classes, designated Class A, Class B, and Class C, as nearly equal in number as possible, with the term of office of the Class C directors to expire at the 1988 annual meeting of shareholders, the term of office of the Class B directors to expire at the 1989 annual meeting of shareholders, and the term of office of the Class A directors to expire at the 1990 annual meeting of shareholders. At each meeting of shareholders following such initial classification and election, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting of shareholders. Each director shall hold office until his successor is elected and qualified, or until his earlier resignation or removal.

     Section 2. Newly Created Directorships and Vacancies. Newly created directors resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by the affirmative vote of 80% of the directors then in office, although less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires and until his successor is elected and qualified.

     Section 3. Removal. At a meeting of shareholders or directors, as the case may be, called expressly for that purpose, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, only by the affirmative vote of the holders of at least 80% of the outstanding shares of the Corporation then entitled to be voted in an election of directors or by the affirmative vote of at least two-thirds (2/3) of the directors then in office.

     Section 4. Amendment, Repeal, Etc. The affirmative vote of the holders of at least 80% of the outstanding shares of the Corporation then entitled to be voted in an election of directors shall be required to alter, amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.

     TENTH. Except upon the affirmative vote of shareholders holding all the issued and outstanding shares of stock of the Corporation, no amendment to this Certificate of Incorporation may be adopted by the Corporation which would impose personal liability for the debts of the Corporation on the shareholders of the Corporation or which would amend, alter or repeal this Article TENTH or would adopt any provision inconsistent with this Article TENTH.

     ELEVENTH. The shareholders of the Corporation duly adopted the Amended and Restated Certificate of Incorporation originally containing this Article ELEVENTH (as filed with the Oklahoma Secretary of State on December 16, 1987) for the purpose of definitively providing that all provisions of the Oklahoma General Corporation Act will apply to the Corporation and its shareholders to the fullest extent, and that from and after the filing of such Amended and Restated Certificate with the Oklahoma Secretary of State the provisions of the Oklahoma Business Corporation Act and any and all rights, privileges or immunities thereunder shall be of no further force or effect with regard to the Corporation and its shareholders.

     TWELFTH. Subject to the limitations set forth in this Certificate of Incorporation, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, the undersigned officers of Pre-Paid Legal Services, Inc. have signed this Amended and Restated Certificate of Incorporation this 24th day of June, 2005.


                           PRE-PAID LEGAL SERVICES, INC.



                           By:   /s/ Randy Harp
                                ------------------------------------------------
                                Randy Harp, Chief Operating Officer



ATTEST:



/s/ Kathleen S. Pinson
-----------------------------
Kathleen S. Pinson, Secretary